Exhibit 99.1

National Commerce Corporation Announces Second Quarter 2016 Earnings

BIRMINGHAM, AL (July 26, 2016) (GLOBE NEWSWIRE) -- National Commerce Corporation (Nasdaq: NCOM) (the “Company” or “NCC”), the parent company of National Bank of Commerce, today reported second quarter 2016 net income to common shareholders of $4.4 million, compared to $2.3 million for the second quarter of 2015. Diluted net earnings per share were $0.39 in the second quarter of 2016, compared to $0.34 in the first quarter of 2016 and $0.24 in the second quarter of 2015.

“National Commerce had a good second quarter and first six months of 2016,” said John H. Holcomb, III, Chairman and Chief Executive Officer of the Company. “This quarter was the first quarter for us to achieve a Return on Average Assets of 1.0%, and we are pleased to achieve that milestone. With our consistent focus on asset quality, we are glad to see nice improvement in our asset quality metrics, though we remind ourselves that we need to continue to maintain focus in that area.”

Several important measures from the second quarter of 2016 are as follows:

●	Net Interest Margin (taxable equivalent) of 4.23%, up 0.01% from the 4.22% reported for the second quarter of 2015. The margin increased 0.02% compared to the 2016 first quarter.
●	Return on Average Assets of 1.00%, compared to 0.75% for the second quarter of 2015 and 0.86% for the first quarter of 2016.
●	Return on Average Equity of 7.84%, compared to 5.22% for the second quarter of 2015 and 6.95% for the first quarter of 2016.
●	Return on Average Tangible Common Equity of 10.31%, compared to 6.35% for the second quarter of 2015 and 9.21% for the first quarter of 2016.
●	Second quarter 2016 loan growth (excluding mortgage loans held-for-sale) of $23.0 million.
●	Decrease in deposits of $37.3 million.
●	$91.5 million in mortgage production, compared to $84.8 million for the second quarter of 2015.
●	$167.1 million in purchased volume in the factoring division, compared to $188.6 million for the second quarter of 2015.
●	Decrease in non-acquired non-performing assets to $2.7 million from $3.4 million at March 31, 2016.
●	Annualized net charge-offs of 0.05% of average loans, compared to 0.16% for the second quarter of 2015.
●	Provision for loan losses of $0.9 million, compared to $120 thousand in the second quarter of 2015 and $1.5 million in the first quarter of 2016.
●	Ending tangible book value per share of $15.87.
●	Ending book value per share of $20.80.

The Company will host a live audio webcast conference call beginning at 8:00 a.m. Central Time on July 27, 2016 to discuss earnings and operating results for the second quarter of 2016. Investors may call in (toll free) by dialing (855) 871-0559 (conference ID 46508527). A replay of the conference call will be available until July 29, 2016 and can be accessed by dialing (855) 859-2056.

Investors who plan to participate in the live webcast of the conference call should access the webcast by visiting www.nationalbankofcommerce.com, and then clicking on the “Investor Relations” link under the “Learn More” tab located on that webpage.  A replay of the webcast will be available on the website for one year.  A copy of the news release will also be available at the same location.

Use of Non-GAAP Financial Measures

Some of the financial measures presented in this press release and included in the accompanying unaudited financial statements are not measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include tangible common equity, return on average tangible common equity, tangible book value per share, allowance for loan losses to nonacquired loans, efficiency ratio and operating efficiency ratio. The Company’s management uses the non-GAAP financial measures set forth below in its analysis of the Company’s performance.

●	“Tangible common equity” is total shareholders’ equity less goodwill, other intangible assets and minority interest not included in intangible assets.
●	“Average tangible common equity” is defined as the average of tangible common equity for the applicable period.
●	“Return on average tangible common equity,” or ROATCE, is defined as net income available to common shareholders divided by average tangible common equity.
●

“Tangible book value per share” is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period to period in book value per share exclusive of changes in intangible assets.

●

“Allowance for loan losses to nonacquired loans” is defined as the total allowance for loan losses, less the allowance for loan losses attributable to factored receivables, divided by nonacquired loans held for investment, excluding factored receivables at the end of the period.

●

“Efficiency ratio” is defined as noninterest expense divided by operating revenue (which is equal to net interest income plus noninterest income), excluding one-time gains and losses on sales of securities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

●

“Operating efficiency ratio” is defined as noninterest expense divided by operating revenue, excluding one-time gains and losses on sales of securities and one-time gains and expenses related to merger and acquisition activities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

The Company’s management believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to NCC’s financial condition, results of operations and cash flows computed in accordance with GAAP; however, NCC acknowledges that the non-GAAP financial measures have a number of limitations. As such, NCC cautions readers that these disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and that these disclosures are not necessarily comparable to non-GAAP financial measures that other companies use. These non-GAAP financial measures exclude various items detailed in the attached “Non-GAAP Reconciliation.”

About National Commerce Corporation

National Commerce Corporation (Nasdaq: NCOM), a Delaware corporation, is a financial holding company headquartered in Birmingham, Alabama. Substantially all of the operations of National Commerce Corporation are conducted through the company’s wholly owned subsidiary, National Bank of Commerce. National Bank of Commerce currently operates seven full-service banking offices in Alabama (in Birmingham, Huntsville, Auburn-Opelika, and Baldwin County) and ten full-service banking offices in central Florida (in Vero Beach through National Bank of Commerce; in Longwood, Winter Park, Orlando, and Oviedo through United Legacy Bank, a division of National Bank of Commerce; and in Tavares, Port Orange, St. Augustine, and Ormond Beach through Reunion Bank of Florida, a division of National Bank of Commerce), as well as a loan production office in Atlanta, Georgia. National Bank of Commerce provides a broad array of financial services for commercial and consumer customers.

Additionally, National Bank of Commerce owns a majority stake in Corporate Billing, LLC, a transaction-based finance company based in Decatur, Alabama that provides factoring, invoicing, collection and accounts receivable management services to transportation companies and automotive parts and service providers throughout the United States and parts of Canada.

National Commerce Corporation files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.nationalbankofcommerce.com. More information about National Commerce Corporation and National Bank of Commerce may be obtained at www.nationalbankofcommerce.com.

Forward-Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of NCC’s plans, objectives and expectations or those of its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in NCC’s Annual Report on Form 10-K for the year ended December 31, 2015 and described in any subsequent reports that NCC has filed with the SEC. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements, and these statements should not be relied upon as predictions of future events. NCC undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In that respect, NCC cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Contact:

National Commerce Corporation

William E. Matthews, V
Vice Chairman and Chief Financial Officer
(205) 313-8122

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
Earnings Summary
Interest income	$18,382	$18,313	$16,488	$13,450	$12,714
Interest expense	1,730	1,650	1,507	1,191	1,071
Net interest income	16,652	16,663	14,981	12,259	11,643
Provision for loan losses	901	1,533	631	201	120
Other noninterest income (1)	3,357	3,125	2,136	2,353	2,206
Merger/conversion-related expenses	12	138	395	122	168
Other noninterest expense (2)	12,242	11,915	11,049	9,773	9,448
Income before income taxes	6,854	6,202	5,042	4,516	4,113
Income tax expense	2,072	2,083	1,667	1,453	1,264
Net income before minority interest	4,782	4,119	3,375	3,063	2,849
Net income attributable to minority interest	428	340	437	573	593
Net income to common shareholders	$4,354	$3,779	$2,938	$2,490	$2,256

Weighted average common and diluted shares outstanding
Basic	10,866,788	10,855,871	10,345,146	9,438,541	9,438,541
Diluted	11,067,972	11,039,208	10,552,871	9,594,472	9,569,695

Net earnings per common share
Basic	$0.40	$0.35	$0.28	$0.26	$0.24
Diluted	$0.39	$0.34	$0.28	$0.26	$0.24

	June 30,	March 31,	December 31,	September 30,	June 30,
Selected Performance Ratios	2016	2016	2015	2015	2015
Return on average assets (ROAA) (3)	1.00%	0.86%	0.72%	0.75%	0.75%
Return on average equity (ROAE)	7.84	6.95	5.76	5.62	5.22
Return on average tangible common equity (ROATCE)	10.31	9.21	7.48	6.85	6.35
Net interest margin - taxable equivalent	4.23	4.21	4.06	4.02	4.22
Efficiency ratio	61.24	60.91	66.86	67.72	69.43
Operating efficiency ratio (2)	61.18	60.21	64.55	66.88	68.22
Noninterest income / average assets (annualized)	0.77	0.71	0.52	0.71	0.73
Noninterest expense / average assets (annualized)	2.83	2.76	2.80	2.99	3.19
Yield on loans	5.06	5.17	5.17	5.13	5.15
Cost of total deposits	0.40%	0.42%	0.40%	0.39%	0.38%

	June 30,	March 31,	December 31,	September 30,	June 30,
Factoring Metrics	2016	2016	2015	2015	2015
Recourse purchased volume	$68,567	$66,554	$74,922	$82,661	$89,009
Non-recourse purchased volume	98,550	112,196	97,142	100,055	99,614
Total purchased volume	$167,117	$178,750	$172,064	$182,716	$188,623
Average turn (days)	39.92	38.16	39.68	37.97	37.66
Net charge-offs / total purchased volume	0.07%	0.27%	0.12%	0.06%	(0.04)%
Average discount rate	1.69%	1.72%	1.73%	1.74%	1.67%

	June 30,	March 31,	December 31,	September 30,	June 30,
Mortgage Metrics	2016	2016	2015	2015	2015
Total production ($)	$91,466	$63,802	$58,903	$82,276	$84,796
Refinance (%)	17.2%	18.2%	26.0%	19.1%	18.6%
Purchases (%)	82.8%	81.8%	74.0%	80.9%	81.4%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
Balance Sheet Highlights	2016	2016	2015	2015	2015
Cash and cash equivalents	$86,163	$123,853	$212,457	$192,882	$142,393
Total securities	89,495	82,954	80,863	45,911	42,586
Mortgage loans held-for-sale	19,468	12,529	15,020	7,926	13,750
Acquired purchased credit-impaired loans	10,382	10,205	10,443	5,615	5,724
Acquired non-purchased credit-impaired loans	346,685	356,305	370,872	123,730	131,953
Nonacquired loans held for investment (4)	978,836	942,781	870,471	811,011	757,976
CBI loans (factoring receivables)	70,673	74,248	67,628	74,780	75,000
Total gross loans held for investment	1,406,576	1,383,539	1,319,414	1,015,136	970,653
Allowance for loan losses	11,642	10,927	9,842	9,391	9,274
Total intangibles	53,154	53,312	53,474	31,291	31,310
Total assets	1,735,782	1,735,940	1,763,369	1,350,781	1,256,614
Total deposits	1,460,877	1,498,197	1,514,458	1,141,837	1,051,483
FHLB and other borrowings	7,000	7,000	22,000	22,000	22,000
Subordinated debt	24,540	-	-	-	-
Total liabilities	1,509,662	1,514,840	1,546,733	1,173,358	1,081,985
Minority interest	7,362	7,275	7,372	7,508	7,527
Common stock	109	109	108	94	94
Total shareholders' equity	226,120	221,100	216,636	177,423	174,629
Tangible common equity	$172,538	$167,447	$162,724	$145,558	$142,726
End of period common shares outstanding	10,870,033	10,861,487	10,824,969	9,438,541	9,438,541

	As of and For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Asset Quality Analysis	2016	2016	2015	2015	2015
Nonacquired
Nonaccrual loans	$248	$184	$187	$829	$2,688
Other real estate and repossessed assets	2,068	2,792	3,873	3,562	1,494
Loans past due 90 days or more and still accruing	406	452	252	148	44
Total nonacquired nonperforming assets	$2,722	$3,428	$4,312	$4,539	$4,226

Acquired
Nonaccrual loans	$3,099	$3,617	$3,508	$2,829	$2,795
Other real estate and repossessed assets	92	92	92	72	142
Loans past due 90 days or more and still accruing	-	-	-	-	-
Total acquired nonperforming assets	$3,191	$3,709	$3,600	$2,901	$2,937

Selected asset quality ratios
Nonperforming assets / Assets	0.34%	0.41%	0.45%	0.55%	0.57%
Nonperforming assets / (Loans + OREO + repossessed assets)	0.42	0.51	0.60	0.73	0.74
Net charge-offs (recoveries) to average loans (annualized)	0.05	0.13	0.06	0.03	0.16
Allowance for loan losses to total loans	0.83	0.79	0.75	0.93	0.96
Nonacquired nonperforming assets / (Nonacquired loans + nonacquired OREO + nonacquired repossessed assets) (4)	0.28	0.36	0.49	0.56	0.56
Allowance for loan losses to nonacquired nonperforming loans	1,780.12	1,718.08	2,241.91	961.21	339.46
Allowance for loan losses to nonacquired loans (4)	1.14%	1.11%	1.07%	1.10%	1.13%

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Taxable Equivalent Yields/Rates	2016	2016	2015	2015	2015
Interest income:
Loans	5.06%	5.17%	5.17%	5.13%	5.15%
Mortgage loans held-for-sale	3.51	4.40	3.44	4.17	4.02
Interest on securities:
Taxable	1.94	2.68	3.05	3.30	3.33
Non-taxable	5.01	4.90	4.96	4.99	5.08
Cash balances in other banks	0.65	0.58	0.35	0.31	0.38
Total interest-earning assets	4.67	4.63	4.46	4.41	4.60

Interest expense:
Interest on deposits	0.54	0.56	0.54	0.50	0.50
Interest on FHLB and other borrowings	4.08	2.97	2.01	2.00	2.01
Interest on subordinated debt	6.34	-	-	-	-
Total interest-bearing liabilities	0.62	0.58	0.57	0.54	0.54
Net interest spread	4.05	4.05	3.89	3.87	4.06
Net interest margin	4.23%	4.21%	4.06%	4.02%	4.22%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
Shareholders' Equity and Capital Ratios
Tier 1 Leverage Ratio	9.51%	9.13%	9.68%	10.39%	11.09%
Tier 1 Common Capital Ratio	11.25	11.18	11.18	12.88	12.86
Tier 1 Risk-based Capital Ratio	11.25	11.18	11.18	12.88	12.86
Total Risk-based Capital Ratio	13.79	11.97	11.91	13.79	13.78
Equity / Assets	13.03	12.74	12.29	13.13	13.90
Tangible common equity to tangible assets	10.25%	9.95%	9.52%	11.03%	11.65%
Book value per share	$20.80	$20.36	$20.01	$18.80	$18.50
Tangible book value per share	$15.87	$15.42	$15.03	$15.42	$15.12

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
Detail of other noninterest expense
Salaries and employee benefits	$6,907	$6,945	$6,077	$5,186	$5,114
Commission-based compensation	1,036	875	844	1,048	1,056
Occupancy and equipment expense	1,131	1,135	1,048	871	829
Data processing expenses	618	667	511	464	487
Advertising and marketing expenses	191	160	19	124	125
Legal fees	179	122	173	177	135
FDIC insurance assessments	257	263	242	205	152
Property and casualty insurance premiums	166	223	169	143	146
Accounting and audit expenses	249	250	332	211	212
Consulting and other professional expenses	184	243	387	238	164
Telecommunications expenses	140	159	132	144	135
ORE, Repo asset and other collection expenses	89	59	256	79	71
Core deposit intangible amortization	192	191	175	111	111
Other noninterest expense	915	761	1,079	894	879
Total noninterest expense	$12,254	$12,053	$11,444	$9,895	$9,616

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
Non-GAAP Reconciliation	2016	2016	2015	2015	2015
Total shareholders' equity	$226,120	$221,100	$216,636	$177,423	$174,629
Less: intangible assets	53,154	53,312	53,474	31,291	31,310
Less: minority interest not included in intangible assets	428	341	438	574	593
Tangible common equity	$172,538	$167,447	$162,724	$145,558	$142,726
Common shares outstanding at year or period end	10,870,033	10,861,487	10,824,969	9,438,541	9,438,541
Tangible book value per share	$15.87	$15.42	$15.03	$15.42	$15.12
Total assets at end of period	$1,735,782	$1,735,940	$1,763,369	$1,350,781	$1,256,614
Less: intangible assets	53,154	53,312	53,474	31,291	31,310
Adjusted total assets at end of period	$1,682,628	$1,682,628	$1,709,895	$1,319,490	$1,225,304
Tangible common equity to tangible assets	10.25%	9.95%	9.52%	11.03%	11.65%
Total allowance for loan losses	$11,642	$10,927	$9,842	$9,391	$9,274
Less: allowance for loan losses attributable to CBI (factoring receivables)	500	500	500	500	715
Adjusted allowance for loan losses at end of period	$11,142	$10,427	$9,342	$8,891	$8,559
Nonacquired loans held for investment (4)	978,836	942,781	870,471	811,011	757,976
Allowance for loan losses to nonacquired loans (4)	1.14%	1.11%	1.07%	1.10%	1.13%

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
Non-GAAP Reconciliation
Total average shareholders' equity	$223,357	$218,730	$202,299	$175,821	$173,354
Less: average intangible assets	53,234	53,388	46,113	31,158	30,555
Less: average minority interest not included in intangible assets	284	231	331	371	315
Average tangible common equity	$169,839	$165,111	$155,855	$144,292	$142,484
Net income to common shareholders	4,354	3,779	2,938	2,490	2,256
Return on average tangible common equity (ROATCE)	10.31%	9.21%	7.48%	6.85%	6.35%
Efficiency ratio:
Net interest income	$16,652	$16,663	$14,981	$12,259	$11,643
Total noninterest income	3,357	3,125	2,136	2,353	2,206
Less: gain (loss) on sale of securities	-	-	-	-	-
Operating revenue	$20,009	$19,788	$17,117	$14,612	$13,849
Expenses:
Total noninterest expenses	$12,254	$12,053	$11,444	$9,895	$9,616
Efficiency ratio	61.24%	60.91%	66.86%	67.72%	69.43%
Operating efficiency ratio:
Net interest income	$16,652	$16,663	$14,981	$12,259	$11,643
Total noninterest income	3,357	3,125	2,136	2,353	2,206
Less: gain (loss) on sale of securities	-	-	-	-	-
Operating revenue	$20,009	$19,788	$17,117	$14,612	$13,849
Expenses:
Total noninterest expenses	$12,254	$12,053	$11,444	$9,895	$9,616
Less: merger/conversion-related expenses	12	138	395	122	168
Adjusted noninterest expenses	$12,242	$11,915	$11,049	$9,773	$9,448
Operating efficiency ratio	61.18%	60.21%	64.55%	66.88%	68.22%

(1) Excludes securities gains
(2) Excludes merger/conversion-related expenses
(3) Net income to common shareholders / average assets
(4) Excludes CBI loans

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Balance Sheets

(In thousands, except share and per share data)

	June 30, 2016	December 31, 2015
Assets
Cash and due from banks	$27,283	$27,173
Interest-bearing deposits with banks	58,880	185,284
Cash and cash equivalents	86,163	212,457
Investment securities held-to-maturity (fair value of $28,215 and $27,843 at June 30, 2016 and December 31, 2015, respectively)	26,993	27,458
Investment securities available-for-sale	62,502	53,405
Other investments	7,715	6,235
Mortgage loans held-for-sale	19,468	15,020
Loans, net of unearned income	1,406,576	1,319,414
Less: allowance for loan losses	11,642	9,842
Loans, net	1,394,934	1,309,572
Premises and equipment, net	32,496	31,432
Accrued interest receivable	3,690	3,510
Bank-owned life insurance	27,631	27,223
Other real estate	2,160	3,965
Deferred tax assets, net	13,853	14,190
Goodwill	50,748	50,686
Core deposit intangible, net	2,406	2,788
Other assets	5,023	5,428
Total assets	$1,735,782	$1,763,369

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing demand	$384,854	$382,946
Interest-bearing demand	207,673	202,649
Savings and money market	584,347	611,887
Time	284,003	316,976
Total deposits	1,460,877	1,514,458
Federal Home Loan Bank advances	7,000	22,000
Subordinated debt	24,540	-
Accrued interest payable	671	627
Other liabilities	16,574	9,648
Total liabilities	1,509,662	1,546,733
Commitments and contingencies
Shareholders’ equity:
Preferred stock, 250,000 shares authorized, no shares issued or outstanding	-	-
Common stock, $0.01 par value, 30,000,000 shares authorized, 10,870,033 and 10,824,969 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	109	108
Additional paid-in capital	203,370	202,456
Retained earnings	14,285	6,152
Accumulated other comprehensive income	994	548
Total shareholders' equity attributable to National Commerce Corporation	218,758	209,264
Noncontrolling interest	7,362	7,372
Total shareholders' equity	226,120	216,636
Total liabilities and shareholders' equity	$1,735,782	$1,763,369

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Statements of Earnings

(In thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Interest and dividend income:
Interest and fees on loans	$17,669	$12,226	$35,152	$24,018
Interest and dividends on taxable investment securities	380	269	792	525
Interest on non-taxable investment securities	204	114	404	156
Interest on interest-bearing deposits and federal funds sold	129	105	347	208
Total interest income	18,382	12,714	36,695	24,907
Interest expense:
Interest on deposits	1,476	961	3,045	1,879
Interest on borrowings	71	110	152	219
Interest on subordinated debt	183	-	183	-
Total interest expense	1,730	1,071	3,380	2,098
Net interest income	16,652	11,643	33,315	22,809
Provision for loan losses	901	120	2,434	281
Net interest income after provision for loan losses	15,751	11,523	30,881	22,528
Other income:
Service charges and fees on deposit accounts	505	308	985	575
Mortgage origination and fee income	1,627	1,505	3,019	2,776
Merchant sponsorship revenue	491	191	1,013	191
Income from bank-owned life insurance	204	86	408	165
Wealth management fees	11	13	24	32
Gain (loss) on other real estate	119	(11)	275	(24)
Other	400	114	758	255
Total other income	3,357	2,206	6,482	3,970
Other expense:
Salaries and employee benefits	6,907	5,114	13,852	10,101
Commission-based compensation	1,036	1,056	1,911	1,852
Occupancy and equipment	1,131	829	2,266	1,665
Core deposit intangible amortization	192	111	383	222
Other operating expense	2,988	2,506	5,895	5,066
Total other expense	12,254	9,616	24,307	18,906
Earnings before income taxes	6,854	4,113	13,056	7,592
Income tax expense	2,072	1,264	4,155	2,356
Net earnings	4,782	2,849	8,901	5,236
Less: Net earnings attributable to noncontrolling interest	428	593	768	1,059
Net earnings attributable to National Commerce Corporation	$4,354	$2,256	$8,133	$4,177

Weighted average common and diluted shares outstanding
Basic	10,866,788	9,438,541	10,861,330	8,574,900
Diluted	11,067,972	9,569,695	11,059,906	8,687,986

Basic earnings per common share	$0.40	$0.24	$0.75	$0.49
Diluted earnings per common share	$0.39	$0.24	$0.74	$0.48

NATIONAL COMMERCE CORPORATION

Average Balance Sheets and Net Interest Analysis

	For the Three Months Ended
(Dollars in thousands)	June 30, 2016			March 31, 2016			December 31, 2015			September 30, 2015			June 30, 2015
Interest-earning assets	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Loans	$1,391,789	$17,523	5.06%	$1,352,737	$17,373	5.17%	$1,204,437	$15,699	5.17%	$992,223	$12,826	5.13%	$944,373	$12,116	5.15%
Mortgage loans held-for-sale	17,288	151	3.51	10,503	115	4.40	9,697	84	3.44	9,890	104	4.17	11,180	112	4.02
Securities:
Taxable securities	78,907	380	1.94	61,764	412	2.68	48,097	370	3.05	31,132	259	3.30	32,402	269	3.33
Tax-exempt securities	26,036	324	5.01	26,041	317	4.90	21,982	275	4.96	17,245	217	4.99	14,297	181	5.08
Cash balances in other banks	80,140	129	0.65	151,318	218	0.58	191,077	168	0.35	166,715	129	0.31	112,081	105	0.38
Total interest-earning assets	1,594,160	$18,507	4.67	1,602,363	$18,435	4.63	1,475,290	$16,596	4.46	1,217,205	$13,535	4.41	1,114,333	$12,783	4.60
Noninterest-earning assets	148,959			156,260			145,791			96,824			95,949
Total assets	$1,743,119			$1,758,623			$1,621,081			$1,314,029			$1,210,282

Interest-bearing liabilities
Interest-bearing transaction accounts	$210,776	$124	0.24%	$204,339	$123	0.24%	$196,140	$129	0.26%	$182,056	$118	0.26%	$157,261	$97	0.25%
Savings and money market deposits	603,173	698	0.47	620,429	762	0.49	542,631	612	0.45	443,306	486	0.43	408,117	417	0.41
Time deposits	288,350	654	0.91	306,106	684	0.90	291,399	654	0.89	228,298	476	0.83	208,388	447	0.86
Federal Home Loan Bank and other borrowed money	7,000	71	4.08	10,959	81	2.97	22,104	112	2.01	22,000	111	2.00	22,000	110	2.01
Subordinated debt	11,605	183	6.34	-	-	-	-	-	-	-	-	-	-	-	-
Total interest-bearing liabilities	1,120,904	$1,730	0.62	1,141,833	$1,650	0.58	1,052,274	$1,507	0.57	875,660	$1,191	0.54	795,766	$1,071	0.54
Noninterest-bearing deposits	388,363			386,674			354,812			254,402			233,136
Total funding sources	1,509,267			1,528,507			1,407,086			1,130,062			1,028,902
Noninterest-bearing liabilities	10,495			11,386			11,696			8,146			8,026
Shareholders' equity	223,357			218,730			202,299			175,821			173,354
	$1,743,119			$1,758,623			$1,621,081			$1,314,029			$1,210,282
Net interest rate spread			4.05%			4.05%			3.89%			3.87%			4.06%
Net interest income/margin (taxable equivalent)		16,777	4.23%		16,785	4.21%		15,089	4.06%		12,344	4.02%		11,712	4.22%
Tax equivalent adjustment		125			122			108			85			69
Net interest income/margin		$16,652	4.20%		$16,663	4.18%		$14,981	4.03%		$12,259	4.00%		$11,643	4.19%